Exhibit 99.1

Guidewire Software Announces Second Quarter Fiscal 2014 Financial Results

Foster City, CA - March 3, 2014 - Guidewire Software, Inc. (NYSE: GWRE), a provider of software products for Property/Casualty (P/C) insurers, today announced its financial results for the fiscal quarter ended January 31, 2014.

“Revenue and profit exceeded our expectations for the second quarter, owing to strong sales,” said Marcus Ryu, chief executive officer, Guidewire Software. “We were also pleased the quarter included several key international sales, continued PolicyCenter and InsuranceSuite momentum, and transactions in our new initiatives of Data Management, Portals, and Guidewire Live.”

Ryu continued, "We intend to sustain our long-term focus on customer implementation success and investment in both InsuranceSuite and complementary solutions that enable P/C insurers to replace obsolete legacy core systems and transform their operations."

Second Quarter Fiscal 2014 Financial Highlights

Revenue

•	Total revenue for the second quarter of fiscal 2014 was $83.5 million, an increase of 16% from the comparable period in fiscal 2013.

•
Total license revenue, including term and perpetual licenses, for the second quarter of fiscal 2014 was $35.2 million, an increase of 15% from the comparable period in fiscal 2013. Term license revenue was $34.0 million, a 15% increase from a year ago. Revenue from perpetual licenses was $1.2 million compared with $1.3 million a year ago. Maintenance revenue was $9.9 million, up 7% from the comparable period in fiscal 2013, and services revenue was $38.4 million, up 19% from the comparable period in fiscal 2013.

•	Rolling four-quarter recurring term license and maintenance revenue was $153.7 million, an increase of 21.0% from the comparable period in fiscal 2013.

Profitability

•	GAAP operating loss was $2.3 million for the second quarter of fiscal 2014, compared to $5.1 million GAAP operating income in the comparable period in fiscal 2013.

•	Non-GAAP operating income was $17.0 million for the second quarter of fiscal 2014, compared to $15.5 million non-GAAP operating income in the comparable period in fiscal 2013.

•
GAAP net loss was $0.9 million for the second quarter of fiscal 2014, compared to $5.5 million GAAP net income for the comparable period in fiscal 2013. GAAP net loss per share was $0.01, based on basic and diluted weighted average shares outstanding of 67.4 million, compared to GAAP diluted earnings per share of $0.09 for the comparable period in fiscal 2013, based on diluted weighted average shares outstanding of 61.7 million.

•
Non-GAAP net income was $11.6 million for the second quarter of fiscal 2014, compared to $13.4 million non-GAAP net income in the comparable period in fiscal 2013. Non-GAAP net income per diluted share was $0.16, based on diluted weighted average shares outstanding of 71.6 million, compared to $0.22 non-GAAP net income per diluted share for the second quarter of fiscal 2013, based on diluted weighted average shares outstanding of 61.7 million.

Balance Sheet

•
The Company had $588.4 million in cash, cash equivalents and investments at January 31, 2014, compared to $576.9 million at October 31, 2013. The Company had $20.3 million in cash flow from operations in the second quarter, compared to cash flow from operations of $19.4 million in the comparable period in fiscal 2013.

Conference Call Information

What:	Guidewire Software Second Quarter Fiscal 2014 Financial Results Conference Call
When:        Monday, March 3, 2014
Time:        2:00 p.m. PT (5:00 p.m. ET)
Live Call:    (877) 604-9665, domestic
(719) 325-4812, international
Replay:        (877) 870-5176, passcode 1717361, domestic
(858) 384-5517, passcode 1717361, international

Webcast:    http://ir.guidewire.com (live and replay)

The webcast will be archived on Guidewire's website for a period of three months.
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income, Non-GAAP net income and Non-GAAP earnings per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire's financial condition and results of operations. The Company's management uses these non-GAAP measures to compare the company's performance to that of prior periods for trend analyses, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company's financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company's business.
Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.
About Guidewire Software
Guidewire builds software products that help Property/Casualty insurers replace their legacy core systems and transform their business. Designed to be flexible and scalable, Guidewire products enable insurers to deliver excellent service, increase market share and lower operating costs. Guidewire InsuranceSuite™ provides the core systems used by insurers as operational systems of record. Additional products provide support for data management, business intelligence, anytime/anywhere access and guidance and monitoring. More than 150 Property/Casualty insurers around the world have selected Guidewire. For more information, please visit www.guidewire.com. Follow us on twitter: @Guidewire_PandC.
NOTE: Guidewire, Guidewire Software, Guidewire ClaimCenter, Guidewire PolicyCenter, Guidewire BillingCenter, Guidewire InsuranceSuite, Guidewire DataHub, Guidewire InfoCenter, Guidewire Live, Live Inside, Before & After, Claim Canvas, ViewPoint, Guidewire PartnerConnect, Guidewire SolutionConnect, Deliver Insurance Your Way, and the Guidewire logo are trademarks, service marks, or registered trademarks of Guidewire Software, Inc. in the United States and/or other countries.

Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our market positioning, future adoption of our products and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire's control. Guidewire's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire's most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire's views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire's views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	January 31, 2014	July 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$217,629	$79,767
Short-term investments	226,563	76,932
Accounts receivable	56,471	40,885
Deferred tax assets, current	2,908	2,897
Prepaid expenses and other current assets	8,708	9,612
Total current assets	512,279	210,093
Long-term investments	144,203	51,040
Property and equipment, net	12,651	12,914
Intangible assets, net	6,159	6,879
Deferred tax assets, noncurrent	30,822	21,091
Goodwill	9,143	9,048
Other assets	1,034	1,205
TOTAL ASSETS	$716,291	$312,270
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,728	$6,517
Accrued employee compensation	21,303	26,302
Deferred revenues, current	46,273	37,351
Other current liabilities	3,987	4,614
Total current liabilities	77,291	74,784
Deferred revenues, noncurrent	5,211	3,845
Other liabilities	4,900	5,212
Total liabilities	87,402	83,841
STOCKHOLDERS’ EQUITY:
Common stock	7	6
Additional paid-in capital	650,148	237,769
Accumulated other comprehensive loss	(1,971)	(1,558)
Accumulated deficit	(19,295)	(7,788)
Total stockholders’ equity	628,889	228,429
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$716,291	$312,270

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended January 31,		Six Months Ended January 31,
	2014	2013	2014	2013
Revenues:
License	$35,215	$30,752	$54,085	$51,564
Maintenance	9,890	9,210	19,529	18,580
Services	38,370	32,226	76,390	65,345
Total revenues	83,475	72,188	150,004	135,489
Cost of revenues: (1)
License	1,646	130	2,549	297
Maintenance	2,051	1,787	3,954	3,351
Services	35,024	29,471	72,138	55,297
Total cost of revenues	38,721	31,388	78,641	58,945
Gross profit:
License	33,569	30,622	51,536	51,267
Maintenance	7,839	7,423	15,575	15,229
Services	3,346	2,755	4,252	10,048
Total gross profit	44,754	40,800	71,363	76,544
Operating expenses: (1)
Research and development	19,060	15,885	37,810	30,649
Sales and marketing	18,769	12,389	35,903	24,765
General and administrative	9,213	7,445	18,078	16,111
Total operating expenses	47,042	35,719	91,791	71,525
Income (loss) from operations	(2,288)	5,081	(20,428)	5,019
Interest income, net	346	132	504	222
Other income (expense), net	(22)	23	182	164
Income (loss) before benefit from income taxes	(1,964)	5,236	(19,742)	5,405
Benefit from income taxes	(1,072)	(265)	(8,235)	(543)
Net income (loss)	$(892)	$5,501	$(11,507)	$5,948
Earnings (loss) per share:
Basic	$(0.01)	$0.10	$(0.18)	$0.11
Diluted	$(0.01)	$0.09	$(0.18)	$0.10
Shares used in computing earnings (loss) per share:
Basic	67,360,775	55,868,308	63,005,064	55,341,176
Diluted	67,360,775	61,706,457	63,005,064	61,452,245

(1) Amounts include stock-based compensation expense as follows:	Three Months Ended January 31,		Six Months Ended January 31,
	2014	2013	2014	2013
Stock-based compensation expenses:
Cost of license	$102	$—	$204	$—
Cost of maintenance revenues	344	340	623	601
Cost of services revenues	5,382	3,439	9,942	6,055
Research and development	3,877	2,446	7,072	4,488
Marketing and sales	5,224	1,942	8,713	3,593
General and administrative	3,978	2,207	7,053	5,421
Total stock-based compensation expenses	$18,907	$10,374	$33,607	$20,158

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended January 31,		Six Months Ended January 31,
	2014	2013	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(892)	$5,501	$(11,507)	$5,948
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,617	945	3,208	2,045
Stock-based compensation	18,907	10,374	33,607	20,158
Excess tax benefit from exercise of stock options and vesting of RSUs	(157)	(72)	(289)	(186)
Deferred taxes	(2,277)	(1,086)	(9,708)	(2,003)
Other noncash items affecting net income (loss)	823	83	1,139	83
Changes in operating assets and liabilities:
Accounts receivable	(9,908)	(3,667)	(16,118)	(9,514)
Prepaid expenses and other assets	(232)	(308)	1,103	708
Accounts payable	(1,327)	(103)	(443)	724
Accrued employee compensation	4,884	4,113	(5,063)	(7,491)
Other liabilities	614	2,172	(685)	3,101
Deferred revenues	8,260	1,436	10,485	(10,464)
Net cash provided by operating activities	20,312	19,388	5,729	3,109
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(310,944)	(115,729)	(354,101)	(115,729)
Sales and maturities of available-for-sale securities	79,126	13,889	110,228	13,889
Purchase of property and equipment	(1,375)	(1,046)	(2,581)	(5,856)
Acquisition, net of cash acquired	—	—	(95)	—
Decrease in restricted cash	—	1,915	—	3,520
Net cash used in investing activities	(233,193)	(100,971)	(246,549)	(104,176)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	2,080	2,468	4,143	5,631
Taxes remitted on RSU awards vested	(7,896)	(5,033)	(15,198)	(9,197)
Proceeds from issuance of common stock in connection with public offerings, net of underwriting discounts and commission	—	—	389,949	—
Costs paid in connection with public offerings	(303)	—	(410)	—
Excess tax benefit from exercise of stock options and vesting of RSUs	157	72	289	186
Net cash provided by (used in) financing activities	(5,962)	(2,493)	378,773	(3,380)
Effect of foreign exchange rate changes on cash and cash equivalents	(673)	69	(91)	194
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(219,516)	(84,007)	137,862	(104,253)
CASH AND CASH EQUIVALENTS—Beginning of period	437,145	185,472	79,767	205,718
CASH AND CASH EQUIVALENTS—End of period	$217,629	$101,465	$217,629	$101,465

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended January 31,		Six Months Ended January 31,
Income (loss) from operations reconciliation:	2014	2013	2014	2013
GAAP net income (loss) from operations	$(2,288)	$5,081	$(20,428)	$5,019
Non-GAAP adjustments:
Stock-based compensation (1)	18,907	10,374	33,607	20,158
Amortization of intangibles (1)	360	—	720	—
Non-GAAP net income from operations	$16,979	$15,455	$13,899	$25,177

Net income (loss) reconciliation:
GAAP net income (loss)	$(892)	$5,501	$(11,507)	$5,948
Non-GAAP adjustments:
Stock-based compensation (1)	18,907	10,374	33,607	20,158
Amortization of intangibles (1)	360	—	720	—
Tax effect on Non-GAAP adjustments (2)	(6,774)	(2,485)	(13,084)	(6,309)
Non-GAAP net income	$11,601	$13,390	$9,736	$19,797
(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustment reflects the tax benefit resulting from all non-GAAP adjustments.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended January 31,		Six Months Ended January 31,
	2014	2013	2014	2013
Earnings per share reconciliation:
GAAP earnings (loss) per share - Diluted	$(0.01)	$0.09	$(0.18)	$0.10
Amortization of intangibles acquired in business combinations	0.01	—	0.01	—
Stock-based compensation	0.28	0.17	0.53	0.33
Less tax benefit of non-GAAP items	(0.11)	(0.04)	(0.21)	(0.11)
Non-GAAP dilutive shares excluded from GAAP EPS calculation (3)	(0.01)	—	(0.01)	—
Non-GAAP earnings per share - Diluted	$0.16	$0.22	$0.14	$0.32
(3) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an antidilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

	Three Months Ended January 31,		Six Months Ended January 31,
	2014	2013	2014	2013
Shares used in computing non-GAAP per share amounts:
Weighted average shares - Diluted	67,360,775	61,706,457	63,005,064	61,452,245
Non-GAAP dilutive shares excluded from GAAP EPS calculation (3)	4,214,297	—	4,394,828	—
Pro forma weighted average shares - Diluted	71,575,072	61,706,457	67,399,892	61,452,245
(3) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an antidilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.